UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2011

Casella Waste Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23211	03-0338873
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane Rutland, Vermont	05701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (802) 775-0325

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 1, 2011, Casella Waste Systems, Inc. (the “Company”) announced its financial results for the third quarter of fiscal year 2011, ended January 31, 2011.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.  Other Events.

On March 1, 2011, the Company announced that it acquired a municipal solid waste landfill in McKean County, PA out of bankruptcy proceedings on February 24, 2011 for $0.5 million in cash and the assumption of certain contractual obligations (the “Acquisition”).  A copy of the Company’s press release announcing the Acquisition is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on March 1, 2011, the Company announced that it and its wholly-owned subsidiary, KTI, Inc., completed the sale of all of their equity interests in FCR, LLC and its subsidiaries and Blue Mountain Recycling LLC, including the Company’s interest in specified patents and patent applications and related intellectual property, to RE Community Holdings II, Inc. (formerly known as CE Holdings II, LLC) pursuant to a Purchase and Sale Agreement dated as of January 23, 2011 (the “Transaction”).  A copy of the Company’s press release announcing the closing of the Transaction is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1 relates to Item 2.02 and shall be deemed to be furnished, and not filed:

99.1	Press Release dated March 1, 2011 relating to financial results for the third quarter of fiscal year 2011, ended January 31, 2011
99.2	Press Release dated March 1, 2011 relating to the acquisition of municipal solid waste landfill
99.3	Press Release dated March 1, 2011 relating to disposition of assets

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Casella Waste Systems, Inc.

Date: March 1, 2011	By:	/s/ Edwin D. Johnson
		Name:	Edwin D. Johnson
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 1, 2011.
99.2	Press Release dated March 1, 2011.
99.3	Press Release dated March 1, 2011.